Exhibit 99.3

Unaudited Pro Forma Consolidated Financial Statements of Essex Rental Corp.

On November 24, 2010, CC Bidding Corp. (“CCBC”), a Delaware corporation and an indirectly wholly-owned subsidiary of Essex Rental Corp. (“Essex” or the “Company”), completed the acquisition (the “Acquisition”) of substantially all of the assets of Coast Crane Company, a Delaware corporation (“Coast Crane”), pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) entered into on November 12, 2010 described in the Current Report on Form 8-K filed by Essex with the Securities and Exchange Commission on November 17, 2010.  The assets acquired in the Acquisition consisted of all of the assets used by Coast Crane in the operation of its specialty lifting solutions and crane rental services business, including cranes and related heavy lifting machinery and equipment and spare parts, inventory, accounts receivable, rights under executory contracts, other tangible and intangible assets and all of the outstanding shares of capital stock of Coast Crane Ltd., a British Columbia corporation, through which Coast Crane conducted its operations in Canada.  Following the completion of the Acquisition, CCBC changed its name to “Coast Crane Company”.  The audited financial statements of NCA Crane Parent, Inc. and Subsidiary (“NCA Crane”) included in this Form 8-K/A as exhibit 99.1 consists of Coast Crane and Coast Crane Ltd.  NCA Crane held no other assets.

The unaudited pro forma consolidated balance sheet of Essex as of September 30, 2010, and the unaudited pro forma consolidated statements of operations of Essex for the nine months ended September 30, 2010 and the year ended December 31, 2009, are presented herein.  The unaudited pro forma consolidated balance sheet of Essex was prepared using the historical balance sheets of Essex and Coast Crane as of September 30, 2010.  The unaudited pro forma consolidated statements of operations were prepared using the historical statements of operations of Essex and Coast Crane for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

The unaudited pro forma consolidated balance sheet of Essex gives effect to the acquisition of Coast Crane as if it had been completed on September 30, 2010 and estimated fair values as of November 24, 2010, and consolidates the unaudited balance sheets of Essex and Coast Crane.  The unaudited financial statements of Coast Crane included in this Form 8-K/A as exhibit 99.2 consist of Coast Crane and Coast Crane Ltd are presented to provide the users of the financial statements with the most meaningful information to assess the Acquisition’s impact on the Company’s financial statements.  The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 give effect to the acquisition of Coast Crane as if it had occurred on January 1, 2009.

The unaudited pro forma consolidated financial statements presented are based on the assumptions and adjustments described in the accompanying notes.  The unaudited pro forma consolidated financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods.  The unaudited pro forma consolidated financial statements, and the accompanying notes, are based upon the respective historical consolidated financial statements of Essex and Coast Crane and should be read in conjunction with Essex’s historical consolidated financial statements, including the related notes, and “Management’s Discussion and Analysis” contained in Essex’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the period ended September 30, 2010, as well as NCA Crane’s and Coast Crane’s historical consolidated financial statements presented herein.

ESSEX RENTAL CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2010
(Unaudited)

	Historical	Historical
	Essex	Coast Crane Company	Pro forma		Pro forma
	Rental Corp.	and Subsidiary	Adjustments		Consolidated
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$406,057	$1,372,658	$985,062	A	$2,763,777
Accounts receivable, net	5,840,006	7,386,773	599,978	B	13,826,757
Other receivables	3,450,250	505,354	213,768	B	4,169,372
Deferred tax assets	2,135,409	-	-		2,135,409
Inventory
Equipment Inventory	-	2,977,443	1,611,922	B	4,589,365
Retail Spare Parts	-	3,257,489	(687,138)	B	2,570,351
Prepaid expenses and other assets	412,227	1,185,837	372,403	B	1,970,467
TOTAL CURRENT ASSETS	12,243,949	16,685,554	3,095,995		32,025,498

Rental equipment, net	253,512,181	77,018,748	4,785,303	C	335,316,232
Property and equipment, net	6,376,492	1,294,972	1,151,159	D	8,822,623
Fleet spare parts inventory	3,741,015	-	51,000	B	3,792,015
Restricted cash deposits	5,234,828	-	(5,234,828)	E	-
Identifiable finite lived intangibles, net	1,321,689	6,968,931	(4,968,931)	F	3,321,689
Goodwill	-	-	1,183,865	B	1,183,865
Loan acquisition costs, net	1,525,990	776,964	17,613	G	2,320,567

TOTAL ASSETS	$283,956,144	$102,745,169	$81,176		$386,782,489

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$1,468,039	$10,231,592	$(3,584,616)	B	$8,115,015
Accrued employee compensation and benefits	656,319	1,027,195	466,493	B	2,150,007
Accrued taxes	4,646,129	-	355,993	B	5,002,122
Accrued interest	310,084	2,074,622	(1,871,816)	B	512,890
Accrued other expenses	685,730	410,703	(387,330)	B	709,103
Unearned rental revenue and customer deposits	1,177,960	1,802,392	(424,248)	B	2,556,104
Short-term debt obligations	-	780,000	-	H	780,000
Current portion of capital lease obligation	6,603	-	-		6,603
TOTAL CURRENT LIABILITIES	8,950,864	16,326,504	(5,445,524)		19,831,844

LONG-TERM LIABILITIES
Revolving credit facilities	142,183,308	77,244,241	(6,964,975)	H	212,462,574
Promissory note	-	13,928,426	(8,927,826)	H	5,000,600
Other long-term debt obligations	-	3,325,952	(274,519)	H	3,051,433
Deferred tax liabilities	59,515,258	724,965	(724,965)	B	59,515,258
Interest rate swaps	4,572,654	3,532,431	(1,931,781)	I	6,173,304
Capital lease obligation	12,073	-	-		12,073
TOTAL LONG-TERM LIABILITIES	206,283,293	98,756,015	(18,824,066)		286,215,242

TOTAL LIABILITIES	215,234,157	115,082,519	(24,269,590)		306,047,086

STOCKHOLDERS' EQUITY
Preferred stock	-	-	-		-
Common stock	1,717	-	330	K	2,047
Paid in capital	86,999,370	27,306,500	(14,231,669)	L	100,074,201
Accumulated deficit	(15,444,054)	(39,086,762)	38,837,717	M	(16,505,799)
Accumulated other comprehensive loss, net of tax	(2,835,046)	255,612	(255,612)	J	(2,835,046)
TOTAL STOCKHOLDERS' EQUITY	68,721,987	(11,524,650)	24,350,766		80,735,403

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$283,956,144	$102,745,169	$81,176		$386,782,489

See accompanying notes to unaudited pro forma consolidated financial statements

ESSEX RENTAL CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
(Unaudited)

	Historical	Historical
	Essex	Coast Crane Company	Pro Forma		Pro Forma
	Rental Corp.	and Subsidiary	Adjustments		Consolidated
REVENUES
Equipment rentals	$16,907,405	$15,375,706	$-		$32,283,111
Retail equipment sales	-	22,593,511	-		22,593,511
Used rental equipment sales	2,938,460	2,783,826	-		5,722,286
Parts sales	-	10,357,246	-		10,357,246
Transportation	3,149,583	695,953	-		3,845,536
Equipment repairs and maintenance	3,109,481	5,581,674	-		8,691,155

TOTAL REVENUES	26,104,929	57,387,916	-		83,492,845
		.
COST OF REVENUES
Equipment rentals	4,062,009	5,383,522	-		9,445,531
Depreciation	8,690,475	7,889,965	359,000	C	16,939,440
Retail equipment sales	-	20,311,833	-		20,311,833
Used rental equipment sales	2,349,981	2,260,077	-		4,610,058
Retail parts sales	-	8,010,399	-		8,010,399
Transportation	2,822,961	735,449	-		3,558,410
Equipment repairs and maintenance	3,358,288	4,625,104	-		7,983,392
Yard operating expenses	996,192	-	-		996,192

TOTAL COST OF REVENUES	22,279,906	49,216,349	359,000		71,855,255

GROSS PROFIT	3,825,023	8,171,567	(359,000)		11,637,590

Selling, general and administrative expenses	7,851,186	15,971,360	(3,688,225)	N	20,134,321
Other depreciation and amortization	628,490	1,459,289	(835,670)	O
			173,000	D
			300,000	F	1,725,109

INCOME (LOSS) FROM OPERATIONS	(4,654,653)	(9,259,082)	3,691,895		(10,221,840)

OTHER INCOME (EXPENSES)
Other income/(expense)	9,572	(1,544,526)	-		(1,534,954)
Interest expense	(5,009,259)	(8,012,878)	5,008,728	P	(8,013,409)
TOTAL OTHER INCOME (EXPENSES)	(4,999,687)	(9,557,404)	5,008,728		(9,548,363)

INCOME (LOSS) BEFORE INCOME TAXES	(9,654,340)	(18,816,486)	8,700,623		(19,770,203)

PROVISION (BENEFIT) FOR INCOME TAXES	(3,232,883)	(6,794,302)	3,219,230	Q	(6,807,955)

NET INCOME (LOSS)	$(6,421,457)	$(12,022,184)	$5,481,393		$(12,962,248)

Weighted average shares outstanding:
Basic	15,284,169				18,584,169
Diluted	15,284,169				18,584,169

Earnings (loss) per share:
Basic	$(0.42)				$(0.70)
Diluted	$(0.42)				$(0.70)

See accompanying notes to unaudited pro forma consolidated financial statements

ESSEX RENTAL CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(Unaudited)

	Historical	Historical
	Essex	Coast Crane Company	Pro Forma		Pro Forma
	Rental Corp.	and Subsidiary	Adjustments		Consolidated
REVENUES
Equipment rentals	$34,556,696	$26,552,471	$-		$61,109,167
Retail equipment sales	-	47,889,870	-		47,889,870
Used rental equipment sales	6,478,197	19,692,837	-		26,171,034
Parts sales	-	14,972,753	-		14,972,753
Transportation	4,909,346	923,003	-		5,832,349
Equipment repairs and maintenance	6,140,153	8,281,434	-		14,421,587

TOTAL REVENUES	52,084,392	118,312,368	-		170,396,760

COST OF REVENUES
Equipment rentals	6,006,715	7,035,285	-		13,042,000
Depreciation	11,210,472	12,163,672	479,000	C	23,853,144
Retail equipment sales	-	42,940,692	-		42,940,692
Used rental equipment sales	5,584,784	20,417,077	-		26,001,861
Retail parts sales	-	10,388,404	-		10,388,404
Transportation	3,743,595	955,686	-		4,699,281
Equipment repairs and maintenance	4,873,005	6,877,645	-		11,750,650
Yard operating expenses	1,482,371	-	-		1,482,371

TOTAL COST OF REVENUES	32,900,942	100,778,461	479,000		134,158,403

GROSS PROFIT	19,183,450	17,533,907	(479,000)		36,238,357

Selling, general and administrative expenses	10,547,405	18,942,443	(500,004)	N	28,989,844
Goodwill impairment	-	11,990,448	(11,990,448)	R	-
Other depreciation and amortization	781,751	2,031,837	(1,121,584)	O
			230,000	D
			400,000	F	2,322,004

INCOME (LOSS) FROM OPERATIONS	7,854,294	(15,430,821)	12,503,036		4,926,509

OTHER INCOME (EXPENSES)
Other income/(expense)	643	(880,341)	-		(879,698)
Interest expense	(6,681,740)	(10,119,463)	6,552,596	P	(10,248,607)
TOTAL OTHER INCOME (EXPENSES)	(6,681,097)	(10,999,804)	6,552,596		(11,128,305)

INCOME (LOSS) BEFORE INCOME TAXES	1,173,197	(26,430,625)	19,055,632		(6,201,796)

PROVISION (BENEFIT) FOR INCOME TAXES	(22,609)	(5,342,866)	7,050,584	Q	1,685,109

NET INCOME (LOSS)	$1,195,806	$(21,087,759)	$12,005,048		$(7,886,905)

Weighted average shares outstanding:
Basic	14,110,789				17,410,789
Diluted	15,805,191				17,410,789

Earnings (loss) per share:
Basic	$0.08				$(0.45)
Diluted	$0.08				$(0.45)

See accompanying notes to unaudited pro forma consolidated financial statements

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Description of Transaction and Basis of Pro Forma Presentation

The unaudited pro forma consolidated statement of operations of Essex for the nine months ended September 30, 2010 and the year ended December 31, 2009 give effect to the Acquisition of substantially all of the assets of Coast Crane on November 24, 2010, pursuant to the Purchase Agreement entered into on November 12, 2010 described in the Current Report on Form 8-K filed by Essex with the Securities and Exchange Commission on November 17, 2010.  The assets acquired in the Acquisition consisted of all of the assets used by Coast Crane in the operation of its specialty lifting solutions and crane rental services business, including cranes and related heavy lifting machinery and equipment and spare parts, inventory, accounts receivable, rights under executory contracts, other tangible and intangible assets and all of the outstanding shares of capital stock of Coast Crane Ltd., a British Columbia corporation, through which Coast conducted its operations in Canada.  The following unaudited pro forma consolidated financial statements of Essex have been prepared to give effect to the completed Acquisition, which was accounted for using the purchase method of accounting.

The unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations accompanying notes should be read in conjunction with Essex’s historical consolidated financial statements, including the related notes, and “Management’s Discussion and Analysis” contained in Essex’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the period ended September 30, 2010, as well as NCA Crane’s and Coast Crane’s historical consolidated financial statements presented herein.

2.	Preliminary Purchase Price Allocation

The unaudited pro forma consolidated financial statements reflect a total consideration transferred of approximately $103.3 million.

The components of the total consideration transferred as of September 30, 2010, subject to change pending completion of the final valuation and analysis is as follows (in thousands):

Cash consideration:

Cash from proceeds of common share issuance	$14,190,000
Cash from Essex Rental Corp.	20,310,000
Cash from proceeds from new revolving credit facility	49,551,816
Total cash transferred at close	84,051,816
Plus: transaction expenses paid outside of close	1,056,645
Less: transaction expenses	(2,632,061)
Total cash consideration	82,476,400

Liabilities assumed:

Unsecured promissory note	5,300,000
Canadian revolver	2,727,450
Purchase money security interest debt	3,831,433
Interest rate swap agreements	1,600,650
Trade payables	5,835,000
Accrued benefits and employee compensation	1,493,688
Total liabilities assumed per the Purchase Agreement	20,788,221
Total consideration transferred	$103,264,621

The allocation of total consideration transferred as of September 30, 2010, subject to change pending completion of the final valuation and analysis, is as follows (in thousands):

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

Assets acquired:

Cash and cash equivalents	$1,128,037
Accounts receivable	7,986,751
Other receivables	719,122
Equipment inventory	4,589,365
Retail spare parts	2,570,351
Prepaid expenses and other assets	1,558,240
Rental equipment	81,804,051
Property and equipment	2,446,131
Fleet spare parts inventory	51,000
Identifiable intangibles	2,000,000
Goodwill (a)	1,183,865
Total assets acquired	106,036,913

Liabilities assumed:

Other accounts payable	811,976
Accrued taxes	355,993
Accrued interest	202,806
Accrued other expenses	23,373
Unearned revenue and customer deposits	1,378,144
Total liabilities assumed per the Purchase Agreement	2,772,292

Net assets acquired	$103,264,621

(a)	Goodwill represents the excess of the purchase price over the fair value of the net assets acquired.

3.	Pro Forma Adjustments

A.	Reflects the adjustments to Essex’s historical consolidated balance sheet and the historical financial statements of Coast Crane as follows:

Total cash transferred at close	$(34,500,000)
Cash paid for transaction costs outside of close	(1,056,645)
Proceeds from common share equity offering, net of placement agent fee	13,551,500
Proceeds from the Essex Crane's revolving credit facility	18,000,000
Proceeds from release of restricted on cash at Essex	5,234,828
Elimination of Coast Crane's historical cash and cash equivalents balance	(1,372,658)
Estimated amount of cash and cash equivalents assumed at acquisition	1,128,037

Pro forma adjustment to cash and cash equivalents	$985,062

B.
Reflects the adjustment to Coast Crane’s historical balance sheet to record account balances at their estimated fair value as of the date of the Company’s acquisition of Coast Crane’s assets.  See Note 1 above for the estimated fair value of each respective account.

C.	Reflects the fair value adjustments for rental equipment and adjustments for additional depreciation expense, as follows (amounts in thousands):

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

Additional Pro Forma Depreciation Expense
			Remaining	For the Nine	For the Twelve
Historical	Fair	Fair Value	Useful	Months Ended	Months Ended
Amount	Value	Adjustment	Lives	September 30, 2010	December 31, 2009
$77,019	$81,804	$4,785	10 years	$359	$479

D.	Reflects the fair value adjustments for property and equipment, net and adjustments for additional depreciation expense as follows (amounts in thousands):

Additional Pro Forma Depreciation Expense
			Remaining	For the Nine	For the Twelve
Historical	Fair	Fair Value	Useful	Months Ended	Months Ended
Amount	Value	Adjustment	Lives	September 30, 2010	December 31, 2009
$1,295	$2,446	$1,151	5 years	$173	$230

E.	Reflects the release of the restriction on Essex’s restricted cash deposits and reclassification to cash and cash equivalents.

F.
Reflects the elimination of Coast Crane’s historical identifiable finite lived intangibles, net and the estimated fair value on newly identified finite lived intangible assets and related amortization as follows (amounts in thousands):

			Pro Forma Amortization
			For the Nine	For the Twelve
Identifiable Finite Lived	Fair	Useful	Months Ended	Months Ended
Intangible Assets	Values	Lives	September 30, 2010	December 31, 2009
Customer Relationship	$1,000	5 years	$150	$200
Tradename	1,000	5 years	150	200

Total	$2,000		$300	$400

G.
Reflects the elimination of Coast Crane’s historical loan acquisition costs and the addition of loan acquisition costs related to the new GE revolving credit facility and the promissory note of $664,274 and $130,303, respectively.

H.	Reflects the adjustment to Coast Crane’s historical balance sheet related to indebtedness outstanding, new debt acquired and debt assumed as follows:

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

		Historical	Principal Balance	Pro Forma
Obligation	Note	Coast Crane	at Acquisition	Adjustment
GE revolving credit facility	1	$-	$49,551,816	$49,551,816
PNC revolving credit facility	2	74,523,153	-	(74,523,153)
Canadian revolver	3	2,721,088	2,727,450	6,362
Total revolving credit facilities		77,244,241	52,279,266	(24,964,975)

Amount drawn on Essex Crane's revolver to fund a portion of the cash consideration				18,000,000
Total revolving credit facilities pro forma adjustment				(6,964,975)

Promissory note	4	13,928,426	5,000,600	(8,927,826)
Purchase money security interest obligations	5	4,105,952	3,831,433	(274,519)

Total pro forma debt obligation adjustments				$(16,167,320)

Note 1: The GE revolving credit facility was entered into to fund a portion of the purchase price paid to acquire Coast Crane.

Note 2: PNC revolving credit facility was paid off in full in accordance with the Purchase Agreement.  The total amount paid off on the Acquisition date was $79,402,551.

Note 3:  The Canadian revolver was assumed as part of the transaction.

Note 4: Consideration of $5.3 million was provided to the holders of the historical unsecured debt obligation for which Coast Crane was the obligor.  In conjunction with the  Acquisition, the Company exchanged the obligation with a new promissory note with a principal amount of $5.3 million and issued 90,000 detachable warrants that provide the holder the right to purchase Essex Rental Corp. common shares for an exercise price of $0.01 per share.  In the event that the promissory note is paid off in full prior to the six month anniversary date of the date of issuance, the number of detachable warrants is reduced to 30,000 warrants.  The principal amount disclosed in the table above is reflective of a discount of approximately $299,400, which is the estimated fair value of the detachable warrants at the time of issuance.  In accordance with accounting guidance applicable to debt with conversion or other options, the fair value of the detachable warrants is treated as a debt discount with an offset to paid in capital.  The discount is accreted to interest expense over the life of the promissory note using the effective interest method, which is not materially different than on a straight-line basis.

Note 5: A portion of the total purchase money security interest obligations that were assumed by the Company as part of the Acquisition is classified as a short-term debt obligation in Coast Crane's historical balance sheet and in the Company's pro forma balance sheet.

I.
Reflects an adjustment to Coast Crane’s historical balance sheet related to interest rate swaps including an adjustment to eliminate three unsecured interest rate swaps that were not assumed by the Company and to record the fair value of $1,600,650 of three secured interest rate swaps that were assumed by the Company.

J.	Reflects the elimination of Coast Crane’s historical common stock subject to repurchase and accumulated comprehensive other loss, net of tax.

K.
Reflects the addition of $330 representing the par value ($0.0001 per share) of 3,300,000 common shares issued by the Company in a private placement to fund a portion of the cash portion of the purchase price.

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

L.	Reflects adjustments to paid in capital as follows:

Elimination of Coast Crane's historical balance	$(27,306,500)
Gross proceeds from issuance of 3,300,000 shares of common stock	14,190,000
Common stock issuance costs - placement agent's fee	(638,500)
Common stock issuance costs - legal fees	(775,739)
Par value of common stock issued	(330)
Warrants issued (see Note H above)	299,400

Pro forma adjustment to paid in capital	$(14,231,669)

M.
Reflects the elimination of Coast Crane’s historical accumulated deficit and the impact of the Company’s estimated transaction costs of $1,061,745 related to the Acquisition.  Pro forma adjustments for transaction costs have not been reflected in the unaudited pro forma consolidated statement of operations as these transaction costs are not expected to have a recurring impact.  The Company is currently evaluating the tax deductibility of such transaction costs.

N.
Reflects the elimination of non-recurring selling, general and administrative expenses within Coast Crane’s historical statements of operations respectively for management fees and professional and consulting fees related primarily to the bankruptcy proceedings.

O.	Reflects the elimination of Coast Crane’s historical amortization of identifiable finite intangibles.

P.	Reflects adjustments to Coast Crane’s historical interest expense as follows:

			For the Nine	For the Twelve
	Principal or	Assumed	Months Ended	Months Ended
	Notional	Rate	September 30, 2010	December 31, 2009
Additional draw on Essex Crane revolving credit facility	$18,000,000	2.55%	$344,250	$459,000
Assumed interest rate swaps	21,000,000	5.60%	882,000	1,176,000
Change in fair value of assumed interest rate swaps		N/A	(227,000)	(742,000)
Unhedged portion of new GE revolving credit facility	28,551,816	5.50%	1,177,763	1,570,350
Promissory note	5,300,000	10.00%	397,500	530,000
Amortization of promissory note discount	(299,400)	N/A	72,827	97,103
Purchase money security interest debt	3,831,433	3.75%	107,759	143,679
Canadian revolver	2,727,450	4.50%	92,051	122,735
Amortization of loan acquisition costs	794,557	N/A	157,000	210,000

Total pro forma interest expense			3,004,150	3,566,867

Less: Elimination of Coast Crane historical interest expense			(8,012,878)	(10,119,463)

Net pro forma interest expense adjustment			$(5,008,728)	$(6,552,596)

Q.	Reflects adjustments to Coast Crane’s historical statements of operations related to income taxes to reflect the tax affects of other statement of operations adjustments.

R.	Reflects the elimination of Coast Crane’s goodwill impairment charge.

ESSEX RENTAL CORP.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

4.	Reconciliation of Amounts Presented in Unaudited Financial Statements to Pro Forma

The unaudited balance sheet for Coast Crane Company and Subsidiary included in Exhibit 99.2 is based on accounting guidance applicable for an entity’s financial reporting during reorganization proceedings.  The balance sheet of Coast Crane Company and Subsidiary included in the unaudited pro forma balance sheet presents the financial position of Coast Crane Company and Subsidiary on a basis consistent with Essex in order to provide a more meaningful presentation for the financial statement users.

The following table provides a reconciliation of the unaudited Statement of Operations for Coast Crane Company and Subsidiary for the six months ended September 30, 2010 presented in Exhibit 99.2 to the historical Coast Crane Company and Subsidiary within the unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2010 included herein:

	Three Months Ended	Six Months Ended	Nine Months Ended
	March 31, 2010	September 30, 2010	September 30, 2010

Total revenues	$15,947,566	$41,440,350	$57,387,916

Total cost of revenues	14,439,508	34,776,841	49,216,349

Gross margin	1,508,058	6,663,509	8,171,567

Selling, general and administrative expenses	4,074,834	11,896,526	15,971,360
Other depreciation and amortization	473,296	985,993	1,459,289

(Loss) from continuing operations	(3,040,072)	(5,809,973)	(9,259,082)

Total other expenses	2,753,198	6,804,206	9,557,404

(Loss) before income taxes	(5,793,270)	(12,614,179)	(18,816,486)

Provision (benefit) for income taxes	(2,135,306)	(4,658,996)	(6,794,302)

Net income (loss)	$(3,657,964)	$(7,955,183)	$(12,022,184)

The following table provides a reconciliation of the unaudited Statement of Operations for Coast Crane Company and Subsidiary for the six months ended September 30, 2009 presented in Exhibit 99.2 to the historical Coast Crane Company and Subsidiary within the unaudited Pro Forma Statement of Operations for the twelve months ended December 31, 2009 included herein:

	Three Months Ended	Six Months Ended	Three Months Ended	Twelve Months Ended
	March 31, 2009	September 30, 2009	December 31, 2009	December 31, 2009

Total revenues	$32,896,631	$56,109,993	$29,305,744	$118,312,368

Total cost of revenues	27,419,208	46,029,952	27,329,301	100,778,461

Gross margin	5,477,423	10,080,041	1,976,443	17,533,907

Selling, general and administrative expenses	4,771,786	9,445,001	4,725,656	18,942,443
Goodwill impairment	11,990,448	-	-	11,990,448
Other depreciation and amortization	493,651	1,013,573	524,612	2,031,837

(Loss) from continuing operations	(11,778,463)	(378,533)	(3,273,825)	(15,430,821)

Total other expenses	1,239,402	5,827,083	3,933,319	10,999,804

(Loss) before income taxes	(13,017,865)	(6,205,616)	(7,207,144)	(26,430,625)

Provision (benefit) for income taxes	(458,579)	(2,088,267)	(2,796,020)	(5,342,866)

Net income (loss)	$(12,559,286)	$(4,117,349)	$(4,411,124)	$(21,087,759)